FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 1999


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-11
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-11, on December 27, 1999. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 24, 1998, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, N.A.,as Master Servicer, and The First National Bank of Chicago, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.13)    December 27, 1999 - Information on Distribution to
                                             Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:       January 15, 2000                By:   /S/Samuel Moinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.13)             December 27, 1999 - Information on
                         Distribution to Certificateholders